SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 9, 2014 (April 3, 2014)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 3, 2014, Sandra J. Heffernan, our Senior Vice President and Corporate Controller, informed us that she would be resigning her position effective April 25, 2014.

(c) Julie Shiflett, our Executive Vice President, Chief Financial Officer, will serve as our principal accounting officer following the departure of Ms. Heffernan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Dated: April 9, 2014	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan Executive Vice President,
General Counsel and Secretary

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